MERRILL LYNCH WORLD INCOME FUND, INC.


                  Supplement dated September 19, 1997 to the
           Statement of Additional Information dated April 28, 1997


     The following information should be added to the section "Management of the Fund -- Directors and Officers":

     PAOLO H. VALLE (41) -- Portfolio Manager (1)(2) -- Vice President and Senior Portfolio Manager of MLAM since 1992; Vice President and Manager, Emerging Markets Trading, PNC Bank from 1987 to 1992.


Code #16103-0497ALL